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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 9, 2000


                                 KENNAMETAL INC.
             (Exact name of registrant as specified in its charter)

                          Commission file number 1-5318

         PENNSYLVANIA                                 25-0900168
 (State or other jurisdiction                      (I.R.S. Employer
       of incorporation)                          Identification No.)


                               WORLD HEADQUARTERS
                               1600 TECHNOLOGY WAY
                                  P.O. BOX 231
                        LATROBE, PENNSYLVANIA 15650-0231
              (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000


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ITEM 5.  OTHER EVENTS

On May 2, 2000, JLK Direct Distribution Inc. (JLK), an 83 percent-owned subsidiary of Kennametal Inc., issued a news release regarding the announcement of the resignation of Mr. Richard J. Orwig as President and CEO of JLK. JLK also announced that Mr. Jeffery M. Boetticher, currently a member of JLK's Board of Directors, will be replacing Mr. Orwig on an interim basis and that a search would be immediately initiated for Mr. Orwig's successor.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    KENNAMETAL INC.



     Date:    May 9, 2000                    By:     /s/ FRANK P. SIMPKINS
                                                    ----------------------
                                                    Frank P. Simpkins
                                                    Corporate Controller and
                                                    Chief Accounting Officer